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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 15, 2004
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

            BERMUDA                       1-8993                 94-2708455
(State or other jurisdiction of      (Commission file         (I.R.S. Employer
incorporation or organization)           number)             Identification No.)

               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 640-2200
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

On March 15, 2004, White Mountains Insurance Group, Ltd. ("White Mountains") announced that it and Berkshire Hathaway Inc. ("Berkshire Hathaway") are leading an investor group that will acquire the life and investments business of Safeco Corporation ("Safeco Life and Investments") for $1.35 billion, subject to adjustment based on June 30, 2004 adjusted statutory book value.

White Mountains expects the transaction to close during the third quarter of 2004. The transaction is subject to regulatory approvals and other customary closing conditions. Upon completion of the acquisition, White Mountains expects that it will file pro forma and historical financial statement information relating to White Mountains and Safeco Life and Investments under a separate filing pursuant to Item 2 of Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith, except for exhibit 99.1, which is furnished herewith:

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
   10           Stock Purchase Agreement by and among Safeco Corporation,
                General America Corporation, White Mountains Insurance Group,
                Ltd. and Occum Acquisition Corp. dated as of March 15, 2004

   99.1         Press Release of White Mountains Insurance Group, Ltd. dated
                March 15, 2004.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WHITE MOUNTAINS INSURANCE GROUP, LTD.
                                           -------------------------------------
                                           (Registrant)

DATED: March 15, 2004                   BY: /s/  J. Brian Palmer
                                           -------------------------------------
                                           J. BRIAN PALMER
                                           Chief Accounting Officer